                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 24, 1998
                                                 -------------

                           Citizens Bancshares, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Ohio
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        33-21296                                         34-1372535
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  10 East Main Street, Salineville, Ohio 43945
-------------------------------------------------------------------------------


                                  330/679-2328
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
---------------------

     On May 12, 1998, Citizens Bancshares, Inc. ("Bancshares") completed the acquisition, through merger ("Merger"), of all the assets and liabilities of Century Financial Corporation ("Century") pursuant to the terms and conditions of an Agreement and Plan of Merger dated December 3, 1997 by and between Bancshares and Century. The transaction was accounted for as a pooling of interests for accounting and financial reporting purposes.

     Attached to this Current Report on Form 8-K as Exhibit 99 are the Supplemental Financial Statements, the accompanying notes thereon and Related Information of Bancshares, giving effect to the Merger.

Item 7.        Financial Statements and Exhibits
-------        ---------------------------------
Exhibit No.    Exhibit

23(a)          Consent of Crowe, Chizek and Company LLP

23(b)          Consent of S.R. Snodgrass, A.C.

27             Restated Financial Data Schedules

99(a)          Supplemental Financial Statements and Related Information of
               Bancshares

99(b)          Report of Independent Auditors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Citizens Bancshares, Inc.
                                        -------------------------
                                             (Registrant)


Date: June 25, 1998                     By: /s/ Marty E. Adams
                                           ----------------------
                                        Marty E. Adams, President
                                        and Chief Executive Officer